EXHIBIT 99.1

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement"), is entered into as of May 5, 2009, by and between MachineTalker, Inc., a Delaware corporation (the "Company"), and Wings Fund, Inc., a Nevada corporation, and Pearl Innovations, LLC, a Nevada limited liability company (collectively, the "Purchaser"), with respect to the following facts:


                                   WITNESSETH:

         WHEREAS, the Company wishes to issue and sell to the Purchaser 93,240,094 shares (the "Shares") of the Company's common stock at a price of $0.0010725 per Share, where each Purchaser would purchase 46,620,047 of the Shares.

         WHEREAS, the Purchaser wishes to purchase said Shares on the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:


                                   ARTICLE I
                           SALE AND PURCHASE OF SHARES

     1.1 AGREEMENT TO PURCHASE AND SELL SHARES. The Company agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, 93,240,094 Shares of the Company's common stock at a price of $0.0010725 per Share. Each Purchaser will purchase 46,620,047 of the total for an aggregate cash purchase price of $50,000, for a total collective purchase price of $100,000.

     1.2 REVERSE STOCK SPLIT. The Company intends to effect a one-for-one and one-half (1:1.5) reverse stock split of its outstanding common stock as soon as practical after the Closing (as defined in Section 2.1 of this Agreement). The number of Shares referenced in this Agreement for purchase and sale is pre-reverse split and will be adjusted to be 62,160,062 Shares after the Closing, with an adjusted per Share purchase price of $0.0016087. The reverse stock split will not affect the authorized capital stock of the Company.

     1.3 BOARD OF DIRECTORS OF COMPANY. At the Closing, two new members may be added to the Board of Directors of the Company upon the request of the Purchaser, and the third member of the Company's Board will be Roland F. Bryan. Any other Board members will resign at the Closing if requested by Mr. Bryan. Mr. Bryan will also continue to serve as the Company's Chief Executive Officer after the Closing on an "at-will" basis. The Company covenants to cooperate to facilitate the appointment of said Board members, and the formation of an Audit Committee.

     1.4 LOCK-UP AGREEMENTS. At the Closing, the Company covenants to cause the following existing shareholders of the Company to execute Lock-Up Agreements with respect to the following shares indicated, in the form of EXHIBIT A to this Agreement, and to inform the Company's transfer agent of those Lock-Up

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Agreements so it can make the appropriate  stop transfer  notations in its stock registry records:

          NAME                          NUMBER OF SHARES (PRE-REVERSE SPLIT)
          ----                          ------------------------------------
          Roland F. Bryan                                 42,533,429
          Wings Fund, Inc.                                 1,900,000
          Chris Outwater                                   1,750,000
          Mark J. Richardson                               6,200,000


                                   ARTICLE II
                           CLOSING AND PURCHASE PRICE

     2.1 CLOSING. The closing of the sale and purchase of the Shares enumerated in Section 1.1 of this Agreement shall take place at the offices of Richardson & Associates, 233 Wilshire Boulevard, Suite 820, Santa Monica, California 90401, on the date all of the conditions for the Closing have been satisfied, as provided in Article VII of this Agreement (such closing being called the "Closing"). The date of the Closing is referred to as the "Closing Date."

     2.2 PURCHASE PRICE. At the Closing, Purchaser shall pay to the Company for the Shares the aggregate sum of One Hundred Thousand Dollars ($100,000) (the "Purchase Price"), paid by certified or cashier's check or wire transfer of immediately available funds into one or more bank accounts designated in writing by the Company on or prior to the Closing.


                                  ARTICLE III
                               CLOSING DELIVERIES

     3.1 COMPANY CLOSING DELIVERIES. At the Closing, the Company shall issue and deliver to each Purchaser a stock certificate in the name of the Purchaser, representing one-half of the Shares being purchased by the Purchaser at the Closing. The Company will also deliver the following, which must be reasonably satisfactory to Purchaser, at or as soon as practicable after the Closing: (a) resolutions signed by its Board of Directors and, where legally required, the holders of a majority of the outstanding voting stock of the Company, authorizing and directing the Company's directors and executive officers to cause the Company to (i) appoint two designees to the Company's Board of Directors on the Closing, (ii) execute and implement the terms of this Agreement, (iii) cause the Company to effect a one-for-one and a half reverse split of its outstanding common stock; and (b) certified copies of the Company's amended Articles of Incorporation reflecting the reverse stock split pursuant to
Section 1.2 of this Agreement; and (c) copies of the signed Lock-Up Agreements referenced in Section 1.4 of this Agreement.

     3.2 PURCHASER CLOSING DELIVERIES. As payment in full for the Shares being purchased by the Purchaser at the Closing, on the Closing Date the Purchaser shall deliver to the Company the Purchase Price by certified or cashier's check or wire transfer of immediately available funds into the bank account(s)

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designated  in writing by the Company on or prior to the Closing.  The Purchaser may also deliver the written list of designees for the two new members of the Company's Board of Directors and its suggestion for the composition of the Company's newly formed Audit Committee.


                                   ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES OF THE
                                     COMPANY

         Except as set forth in the Schedule of Exceptions attached hereto as Exhibit C, the Company hereby represents and warrants to the Purchaser that:

     4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on its condition (financial or otherwise), business, assets, properties or operations (a "Material Adverse Effect").

     4.2 DUE AUTHORIZATION. Each of (a) the execution and delivery by the Company of this Agreement and the Lock-Up Agreements ("Lock-Up Agreements") attached hereto as Exhibit A, (b) the performance by the Company of its obligations hereunder and under the Lock-Up Agreements, and (c) the issuance, sale and delivery by the Company of the Shares, has been duly authorized by all requisite corporate action. Each of the Agreement and the Lock-Up Agreements is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to
(x) applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting the rights of creditors generally, and (y) general equitable principles.

     4.3 CAPITALIZATION. Immediately prior to the Closing, the authorized capital stock of the Company will consist of the following:

                  (a) COMMON STOCK. Five hundred million (500,000,000) shares of common stock, par value $0.001 per share, of which approximately 88,832,099 shares (pre-reverse split) are issued and outstanding. All outstanding shares of common stock have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

                  (b) PREFERRED STOCK. No shares of preferred stock are issued or outstanding.

                  (c) OPTIONS, WARRANTS, RESERVED SHARES. The Company has reserved 4,608,515 shares of its common stock for possible issuance upon the exercise of warrants. Except as set forth in Section 4.3(c) of the Schedule of Exceptions or in financial statements and reports filed by the Company with the Securities and Exchange Commission, there are no written or, to the knowledge of the Company, oral options, warrants, conversion privileges, preemptive rights, rights of first refusal or other rights or agreements presently outstanding to purchase or otherwise acquire any of the capital stock of the Company.

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     4.4 VALID ISSUANCE OF SHARES. The Shares,  when issued,  sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, and free and clear of all claims and encumbrances. Based in part upon the representations of the Purchaser in this Agreement and subject to the provisions of Section 4.9 below, the Shares will be issued in compliance with all applicable federal and state securities laws.

     4.5 SUBSIDIARIES. Except as set forth in Section 4.5 of the Schedule of Exceptions or in financial statements and reports filed by the Company with the Securities and Exchange Commission, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association or other entity.

     4.6 LIABILITIES. The Company has not to its knowledge directly or indirectly created, incurred, assumed or guaranteed any liability except (a) for liabilities or obligations undertaken in the ordinary course of business, or (b) a Convertible Note and Interest Due individual holders as set forth in EXHIBIT B attached hereto, or (c) as set forth in Section 4.6 of the Schedule of Exceptions, or (d) and as set forth in the Company's financial statements and reports filed with the Securities and Exchange Commission.

     4.7 CONTRACTS. The Company is not bound by any written or, to the knowledge of the Company, oral material agreement, contract, lease, license, instrument, commitment, indebtedness or liability, other than as set forth in Section 4.7 of the Schedule of Exceptions or as set forth in the Company's financial statements and reports filed with the Securities and Exchange Commission (each, a "Contract"). All material provisions of the Contracts are valid and enforceable obligations of each of the Company and, to the knowledge of the Company, of the other parties thereto, subject, as to enforcement of remedies, to (a) applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting the rights of creditors generally and (b) general equitable principles. Except as set forth in Section 4.7 of the Schedule of Exceptions, neither the Company, nor to the knowledge of the Company, any other party (x) is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contract and (y) has been notified in writing of any claim that any Contract is not valid and enforceable in accordance with its terms for the periods stated therein or that there is under any such Contract any existing default or event of default or event which, with notice or lapse of time or both, would constitute such a default, in each case other than those defaults or claims which, if adversely determined, would not be material under such Contract.

     4.8 LITIGATION. There is no action, suit, proceeding, claim, arbitration or investigation ("Action") pending (or, to the Company's knowledge, currently threatened) against the Company, that could reasonably be expected to have a Material Adverse Effect, except as described in reports filed by the Company with the Securities and Exchange Commission. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the Company currently pending or which the Company intends to initiate.

     4.9 GOVERNMENTAL CONSENTS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal, state or local governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein have been or will be complied with in accordance with the time periods required thereby. Based in part on the representations of the

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Purchaser  set forth in Section 5 below,  the offer,  sale and  issuance  of the
Shares in conformity with the terms of this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act").

     4.10 COMPLIANCE WITH LAWS; OTHER INSTRUMENTS. To its knowledge, the Company is not in violation of or in default under any provision of its Articles or Bylaws, each as in effect on and as of the date of this Agreement. To the Company's knowledge, the Company is not in violation of any provision of any statute, law, rule or regulation. The execution, delivery and performance of this Agreement and the Lock-Up Agreements by the Company and the consummation of the transactions contemplated hereby and thereby will not result in any such default or violation, or conflict with or constitute, with or without the passage of time or the giving of notice or both, such a default or violation under (a) the Company's Articles or Bylaws, (b) any Contract, or (c) any statutes, laws, rules or regulations applicable to the Company, other than those defaults, violations or conflicts which, if adversely determined, could not reasonably be expected to have a Material Adverse Effect.

     4.11 TAX MATTERS. The Company has timely filed all federal, state and local tax returns for income taxes, franchise taxes, sales taxes, withholding taxes, property taxes and, to the Company's knowledge, all other taxes of every kind whatsoever required by law to be filed, and all such tax returns are complete and accurate in all material respects and in accordance with all legal requirements applicable thereto. All taxes shown to be due and payable on such returns, any assessments imposed, and, to the Company's knowledge, all other taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent. The tax returns of the Company are not being audited by any governmental authorities, and the Company does not know of any additional tax liabilities, deficiencies or proposed adjustments for any period for which any such returns have been filed.

     4.12 FINANCIAL STATEMENTS. The Company has delivered to the Purchaser (a) its audited balance sheet as of December 31, 2007 and its audited statements of operations, stockholders' equity and cash flows for the calendar year then ended and (b) its unaudited balance sheet as of September 30, 2008 and its unaudited statement of operations, stockholders' equity and cash flows for the calendar year then ended (collectively, the "Financial Statements"). The Financial Statements fairly present, in all material respects, the Company's financial position as of those dates and the results of operations and changes in its financial position for such periods then ended, and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis, except that the unaudited Financial Statements may not contain all footnotes required by GAAP and are subject to normal year-end adjustments. Except as set forth in the Financial Statements and Section 4.6 of the Schedule of Exceptions, to the Company's knowledge, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2008 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

     4.13 CHANGES. Since September 30, 2008, except as set forth in Section 4.13 of the Schedule of Exceptions or in reports filed with the Securities and Exchange Commission, there has not been:

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                  (a) any material change in the assets, liabilities,  financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, or are not expected to be, in the aggregate, materially adverse;

                  (b) any material damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition or business of the Company (as such business is presently conducted);

                  (c) any cancellation, waiver or compromise by the Company of a material right or of a material debt owed to it;

                  (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except (i) in the ordinary course of business and (ii) that is not material to the assets, properties, financial condition or business of the Company (as such business is presently conducted);

                  (e) any change to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

                  (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

                  (g) any sale, assignment, or transfer of any material patents, trademarks, copyrights, trade secrets, or other intangible assets of the Company;

                  (h) any resignation or termination of employment of any officer or key employee of the Company;

                  (i) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than advances made in the ordinary course of its business;

                  (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                  (k) any declaration or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect purchase, redemption or other acquisition of any of such stock by the Company;

                  (l) any sale, transfer or lease of any of the assets of the Company, except in the ordinary course of business;

                  (m) any issuance or sale of any shares of the capital stock or other securities of the Company or grant of any options with respect thereto (other than options issued pursuant to the Company's stock option plans), or any modification of any of the capital stock of the Company;

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                  (n) any  agreement or  commitment  by the Company to do any of the things described in this Section 4.13; or

                  (o) to the Company's knowledge, any other event or condition of any character that might materially and adversely affect the assets, properties, operations, condition (financial or otherwise) or business of the Company (as such business is presently conducted and as it is presently proposed to be conducted).

     4.14 INTELLECTUAL PROPERTY. To its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes ("Proprietary Assets") necessary for its business as presently conducted and, to the knowledge of the Company, as presently proposed to be conducted, without, to the knowledge of the Company, any conflict with, or infringement of, the rights of others. Except as set forth in Section 4.14 of the Schedule of Exceptions or in reports filed with the Securities and Exchange Commission, the Company is not bound by or a party to any options, licenses or agreements of any kind with respect to the Proprietary Assets, nor does it currently intend to enter into any such agreement. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed, would violate any Proprietary Assets of any other person or entity.

     4.15 PERMITS. To its knowledge, the Company has all material franchises, permits and licenses necessary for the conduct of its business as now being conducted by it ("Permits"). To its knowledge, the Company is not in default under any Permits and neither the execution, delivery nor performance of this Agreement or the Lock-Up Agreements or the consummation of the transactions contemplated hereby and thereby will result in any suspension, revocation, impairment, forfeiture or nonrenewal of any Permit.

     4.16 TITLE TO PROPERTY AND ASSETS. The Company to its knowledge has good and marketable title to its owned properties and assets, in each case subject to no mortgage, pledge, lien, encumbrance, security interest or charge of any kind, other than Permitted Liens. With respect to the property and assets it leases, the Company to its knowledge is in compliance with such leases and the Company to its knowledge holds valid leasehold interests in such assets free of any liens, encumbrances, security interests or claims of any party. "Permitted Liens" means (a) mechanics', carriers', workmen's, warehousemen's, repairmen's or other like liens arising in the ordinary course of business, (b) liens arising under conditional sale contracts and equipment leases with third parties entered into in the ordinary course, (c) liens for taxes and other governmental obligations and (d) other imperfections of title, restrictions or encumbrances, if any, which liens, imperfections of title, restrictions or other encumbrances do not materially impair the continued use in the business of the respective owner thereof, and operation of the specific assets to which they relate. The Company does not own any real property.

     4.17 RELATED-PARTY TRANSACTIONS. Except as set forth in Section 4.17 of the Schedule of Exceptions or in reports filed with the Securities and Exchange Commission, no employee, officer or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any such persons. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation or with which the Company has a business relationship, or any firm or corporation that competes with the

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Company, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly-traded companies that may compete with the Company; provided that no officer of the Company owns more than 5% in any publicly-traded company that competes with the Company. Except as set forth on Section 4.17 of the Schedule of Exceptions or in reports filed with the Securities and Exchange Commission, none of the officers or directors of the Company or any members of their immediate families are, directly or indirectly, interested in any Contract with the Company.

     4.18 ENVIRONMENTAL LAWS. To the Company's knowledge, the Company is not in violation of, nor has the Company received written notice of any potential violation of, any applicable environmental statute, law or regulation.

     4.19 EMPLOYEE BENEFIT PLANS. The Company is not a party to or bound by any currently effective deferred compensation agreement, bonus plan, incentive plan, profit sharing plan or retirement agreement, nor has the Company contracted or agreed to establish any such plan. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended.

     4.20 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

     4.21 SHAREHOLDER AGREEMENTS. Except as set forth in the Lock-Up Agreements or in reports filed with the Securities and Exchange Commission, there are no agreements or arrangements between the Company and any of the Company's shareholders, or to the Company's knowledge, between or among any of the Company's shareholders, which grant special rights with respect to any shares of the Company's capital stock or which in any way affect any shareholder's ability or right to freely alienate or vote such shares.

     4.22 USE OF PROCEEDS. Section 4.22 of the Schedule of Exceptions sets forth the estimated use of funds with respect to the sale of the Shares by the Company.


                                   ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants to the Company that:

     5.1 DUE AUTHORIZATION. Purchaser has all requisite power, authority and approvals required to enter into, execute and deliver this Agreement and to perform fully Purchaser's obligations hereunder. Purchaser has taken all actions necessary to authorize it to enter into and perform fully its obligations under this Agreement and to consummate the transactions contemplated herein. This Agreement is, and as of the Closing, will be, the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms.

     5.2 NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (a) violate, conflict with, or constitute a default under any contract or other instrument to which Purchaser is a party or by which Purchaser or its property is bound; (b) require the consent of any party to any material contract or other agreement to

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which  Purchaser  is a party or by which it or its  property  is  bound;  or (c)
violate any laws or orders to which Purchaser or its property is subject.

     5.3 NO BROKER. No broker, finder, agent or similar intermediary has acted for or on behalf of Purchaser or is entitled to a fee or commission in connection with this Agreement or the transactions contemplated hereby.

     5.4 SECURITIES REPRESENTATIONS.

                  (a) Purchaser is able to bear the economic risk of an investment in the Shares for an indefinite period of time, can afford the loss of the entire investment in the Shares, and will, after making an investment in the Shares, have sufficient means of providing for Purchaser's current needs and possible future contingencies. Additionally, Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to Purchaser's net worth and this Agreement will not cause such overall commitment to become excessive.

                  (b)  The  Shares  will  not  be  sold  by  Purchaser   without
registration under applicable securities acts or a proper exemption from such registration.

                  (c) The Shares are being acquired by Purchaser for Purchaser's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. Purchaser is aware that there are substantial restrictions on the transferability of the Shares.

                  (d) Purchaser has had access to any and all information concerning the Company that Purchaser and Purchaser's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. The available information included all information filed by the Company with the Securities and Exchange Commission. In making the decision to purchase the Shares herein agreed to, Purchaser and Purchaser's advisors have relied upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon the individual circumstances of Purchaser.

                  (e) Purchaser also understands and agrees that stop transfer instructions relating to the Shares will be placed in the Company's transfer ledger, and that the certificates evidencing the Shares sold will bear legends in substantially the following form:

                  The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                  (f) Purchaser knows that the Shares are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, as amended, and state securities law based, in part, on these warranties and representatives, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed. Purchaser agrees to indemnify and hold the Company harmless for any damages suffered by the Company as a result of any misrepresentation or breach of any representation or warranty of Purchaser.

                  (g) By reason of Purchaser's business or financial experience or the business or financial experience of Purchaser's professional advisors, Purchaser has the capacity to protect Purchaser's own interest in connection with this transaction or has a pre-existing personal or business relationship with the Company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

                  (h) Purchaser is an "accredited investor" as defined under Rule 501 of Regulation D as promulgated under the Securities Act of 1933, as amended.

     5.5 PURCHASER COUNSEL. Purchaser acknowledges that Purchaser has had the opportunity to review this Agreement and the Exhibits attached hereto, the Lock-Up Agreements, the Company's reports filed with the Securities and Exchange Commission, and the transactions contemplated hereby and thereby with Purchaser's own legal counsel. Purchaser is relying solely on Purchaser's legal counsel and not on any statements or representations of the Company or any of the Company's representatives, including Richardson & Associates, for legal advice with respect to this investment or the transactions contemplated hereby or thereby.


                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1 INDEMNITY OF THE COMPANY. The Company shall indemnify and hold harmless Purchaser from and against, and shall reimburse Purchaser with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements (collectively the "Losses") asserted against or incurred by Purchaser by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company.

     6.2 INDEMNITY OF THE PURCHASER. The Purchaser agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements (collectively, the "Losses") asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by Purchaser.

     6.3 INDEMNIFICATION PROCEDURE. A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article VI. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.


                                  ARTICLE VII
                              CONDITIONS TO CLOSING

     7.1 CONDITIONS TO PURCHASER'S OBLIGATION TO CLOSE. The Purchaser's obligation to close the purchase and sale of the Shares is conditioned on the occurrence of the following events on or prior to the Closing in accordance with
Section 3.1 of this Agreement, to the reasonable satisfaction of the Purchaser, any of which may be waived by the Purchaser in writing at or prior to the
Closing:

          (a)  Delivery at Closing of stock certificates evidencing the Shares.

          (b) Delivery of the Board and shareholder resolutions in accordance with Section 3.1(a) of this Agreement.

          (c) Delivery of signed Lock-Up Agreements in accordance with Section 3.1(c) of this Agreement.

          (d) The representations and warranties of the Company in Article VI of this Agreement remain true and correct at the Closing, except to the extent a modification is consistent with the intent of this Agreement.

     7.2 CONDITIONS TO COMPANY'S OBLIGATIONS TO CLOSE. The Company's obligation to close the purchase and sale of the Shares is conditioned on the occurrence of the following events at the Closing: (a) Delivery by the Purchaser of the Purchase Price to the Company in accordance with Section 3.2 of this Agreement; and (b) the representations and warranties of the Company in Article V of this Agreement remain true and correct at the Closing, except to the extent a modification is consistent with the intent of this Agreement.


                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations and warranties and statements made by a party to this Agreement or in any document or certificate delivered pursuant hereto shall survive the date of Closing for two years. Each of the parties hereto is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

     8.2 FURTHER ASSURANCES. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or any other things are necessary, desirable or proper to complete the transactions contemplated herein or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the parties are fully authorized to take any and all such action.

     8.3 NOTICE. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

                  IF TO THE COMPANY:

                  MachineTalker, Inc.
                  513 De La Vina Street
                  Santa Barbara, California 93101
                  Attention: Roland F. Bryan, Chief Executive Officer
                  Telephone: (805) 957-1680
                  Facsimile: (805) 957-1740

                  IF TO THE PURCHASER:

                  Pearl Innovations, LLC
                  297 Kingsbury Grade, Suite D
                  Lake Tahoe, Nevada  89449
                  Attention: Elaine Lei, President
                  Telephone: (775) 580-9695
                  Facsimile: (775) 580-8558


                  Wings Fund, Inc.
                  5662 Calle Real, #115
                  Santa Barbara, California 93117
                  Attention: James L. Bartlett III, President
                  Telephone: (805) 964-4633
                  Facsimile: (805) 830-6340

     8.4 ENTIRE AGREEMENT. This Agreement, and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to the Agreement's subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties to this Agreement. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

     8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person.

     8.6 GOVERNING LAW AND VENUE. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, excluding its choice of law rules. The parties consent to jurisdiction in the Federal and state courts of California for all actions arising under or in connection with this Agreement.

     8.7 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.8 CONSTRUCTION. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

     8.9 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

     8.10 CONFIDENTIALITY AND NON-DISCLOSURE. Each party hereto agrees to use its best efforts to insure that its authorized representatives use the same degree of care as such party uses to protect its own confidential information to keep confidential any information furnished to it which any other party identifies as being confidential or proprietary (so long as such information is not in the public domain), except that Purchaser may disclose such proprietary or confidential information to any representative of Purchaser for the purpose of evaluating its investment in the Company as long as such representative is advised of the confidentiality provisions of this Section 8.10.

     8.11 "KNOWLEDGE." Whenever any representation or warranty of the Company contained in this Agreement or in any certificate or other document delivered in connection with this Agreement is qualified to the "knowledge" of the Company, such qualification shall mean the actual knowledge of the officers of the Company.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.


COMPANY:                          MachineTalker, Inc.


                              By: /s/ Roland F. Bryan
                                  ----------------------------------------------
                                  Roland F. Bryan, Chief Executive Officer



PURCHASER:                        Pearl Innovations, LLC


                              By: /s/
                                  ----------------------------------------------
                                  Elaine Lei, Chief Executive Officer



                                  Wings Fund, Inc.

                              By: /s/
                                  ----------------------------------------------
                                  James L. Bartlett III, President

                                    EXHIBIT A

                            FORM OF LOCK-UP AGREEMENT

                                    EXHIBIT B

                       OUTSTANDING NOTES AND INTEREST DUE




1. CONVERTIBLE NOTE FOR $65,000 OWED TO RICK HALKETT CARRIED AT 12% SIMPLE INTEREST
     ---------------------------------------------------------------------------

2.   INTEREST  DUE IN THE AMOUNT OF $11,997  OWED TO RICK HALKETT AS OF 30 APRIL
     2009
     ---------------------------------------------------------------------------

3. INTEREST DUE IN THE AMOUNT OF $105,400 OWED TO ROLAND F. BRYAN AS OF 30 APRIL 2009
     ---------------------------------------------------------------------------


                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS


I.       SCHEDULE 4.3 (C):  LIST OF OUTSTANDING WARRANTS AND STOCK OPTIONS NOT OTHERWISE DISCLOSED
         -----------------  ----------------------------------------------------------------------

         None.

II.      SCHEDULE 4.5:  LIST OF SUBSIDIARIES NOT OTHERWISE DISCLOSED
         -------------  --------------------------------------------

         None.

III.     SCHEDULE 4.6:  ADDITIONAL LIABILITIES NOT OTHERWISE DISCLOSED
         -------------  ----------------------------------------------

         None, except for 95,400 (pre reverse split) shares to be issued to Rick
         Halkett for prior services performed.

IV.      SCHEDULE 4.7:  ADDITIONAL CONTRACTS AND DEFAULTS THEREON NOT OTHERWISE DISCLOSED
         -------------  -----------------------------------------------------------------

         None.

V.       SCHEDULE 4.13:  MATERIAL CHANGES
         --------------  ----------------

         See  current  reports  on  Form  8-K  filed  by the  Company  with  the Securities and Exchange Commission.

VI.      SCHEDULE 4.14:  ENCUMBRANCES ON PROPRIETARY ASSETS NOT OTHERWISE DISCLOSED.
         --------------  -----------------------------------------------------------

         None.

VII.     SCHEDULE 4.17:  RELATED PARTY TRANSACTIONS NOT OTHERWISE DISCLOSED
         --------------  --------------------------------------------------

                                        Loans owed by the Company to Roland F. Bryan

         -------------- ------------------------ ----------------------- -------------------------------------------
             DATE           LOAN OR PAY OUT          RUNNING TOTAL                        COMMENT
         -------------- ------------------------ ----------------------- -------------------------------------------

         No outstanding principal.  Outstanding accrued but unpaid interest is approximately $105,400, which will not accrue any further interest.

         -------------- ------------------------ ----------------------- -------------------------------------------

VIII.    SCHEDULE 4.22:  USE OF FUNDS
         --------------  ------------

         The funds will be utilized to (a) pay accounts payable of approximately
         $67,750 and in particular amounts owed to the Company's auditors and accounting consultants supporting the auditors' work, and (b) for general working capital.